LVIP Global Income Fund

Supplement Dated September 8, 2014

to the Prospectus and Summary Prospectus

(dated May 1, 2014),

and the Statement of Additional Information

(dated May 1, 2014, as supplemented August 26, 2014)

This Supplement updates certain information in the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information. You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Summary Prospectus, Prospectus, and Statement of Additional Information for LVIP Global Income Fund (the “Fund”):

Effective September 2, 2014, all references to Canyon Chan are removed.